Exhibit 99.2

CF Industries: The Bright Future Ahead (Includes CF-OCI Update) May 23, 2016 NYSE: CF

Safe Harbor Statement All statements in this communication by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict” or “project” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about strategic plans and statements about future financial and operating results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the volatility of natural gas prices in North America and Europe; the cyclical nature of the Company’s business and the agricultural sector; the global commodity nature of the Company’s fertilizer products, the impact of global supply and demand on the Company’s selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. and European agricultural industry; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the significant risks and hazards involved in producing and handling the Company’s products against which the Company may not be fully insured; risks associated with cyber security; weather conditions; the Company’s ability to complete its production capacity expansion projects on schedule as planned, on budget or at all; risks associated with expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; risks involving derivatives and the effectiveness of the Company’s risk measurement and hedging activities; the Company’s reliance on a limited number of key facilities; risks associated with the operation or management of the strategic venture with CHS Inc. (the "CHS Strategic Venture"); risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement with CHS Inc. over the life of the supply agreement and the risk that any challenges related to the CHS Strategic Venture will harm the Company's other business relationships; risks associated with the Company’s Point Lisas Nitrogen Limited joint venture; acts of terrorism and regulations to combat terrorism; risks associated with international operations; losses on the Company’s investments in securities; deterioration of global market and economic conditions; and the Company’s ability to manage its indebtedness. More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.’s most recent annual report on Form 10-K, which is available in the Investor Relations section of the Company’s web site. Forward-looking statements are given only as of the date of this communication and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

On April 4, 2016, the U.S. Department of the Treasury issued new tax regulations that, as written, considerably reduced the structural synergies of the proposed CF/OCI combination The change in market conditions and reduction in CF share price since the transaction was first announced, have also significantly diluted the value of the combination to CF shareholders Both companies worked collaboratively since the April Treasury announcement to explore alternative transactions and structures that would be attractive to their respective shareholders. However, the companies were unable to identify an alternative acceptable to both parties The parties have agreed to terminate the Combination Agreement. As contemplated by the Combination Agreement, CF will pay a break fee of $150 million to OCI CF and OCI Have Terminated Their Previously Announced Combination 3

CF has an Unmatched Combination of Low-Cost Production, Imminent Growth and Balance Sheet Strength Largest nitrogen producer and distributor in North America and the United Kingdom CF’s North American capacity will be larger than the next four largest producers combined, once the capacity expansions are completed later this year Low-Cost Nitrogen Leader Imminent Capacity Growth CF is expecting to increase its nutrient ton production by 27 percent in the second half of 2016 Donaldsonville: new urea and UAN plants are running well, new ammonia plant is mechanically complete and being commissioned Port Neal: new ammonia and urea plants expected to be mechanically complete within 6-weeks Balance Sheet Strength Capital spending on capacity expansion projects coming to an end Commitment to solid investment grade credit rating $2.7 billion of cash on balance sheet at the end of Q1 2016 4

CF Is Expecting To Increase Its Nutrient Ton Production By 27% By The End of the Year Annual Nutrient Equivalent Tons (Millions) +27% 5 (0.7) 6.7 8.1 6.4 (1) (1) (1) (2) (3) Other Products include aqua ammonia, UL/DEF and nitric acid. UK Acquisition is the acquisition of 50% interest in the UK operations formerly known as GrowHow, renamed CF Fertilisers UK. March 31, 2016 Run Rate includes the new Donaldsonville urea and UAN plant expansions because they were fully operational. 0 1 2 3 4 5 6 7 8 CF Industries June 30, 2015 Run Rate Net Ammonia Granular Urea UAN AN and NPKs UK Acquisition 0.4 CHS Agreement CF Industries March 31, 2016 Run Rate* Net Ammonia Granular Urea UAN AN and NPKs Other Products D'Ville Ammonia Expansion 1.0 Port Neal Expansion 0.7 CF Industries Projected December 31, 2016 Run Rate Net Ammonia Granular Urea UAN AN and NPKs Other Products Other Products

In 2H 2016, Each CF Share is Expected to Have 27% More Underlying Nitrogen Tons Than Today

CF Industries



CF Industries' Nitrogen Volumes and Shares Outstanding
Annual Nitrogen Equivalent Tons per 1,000 Shares Outstanding
Nitrogen Capacity Per 1000 Shares
Share Count
Upside from Potential Future Buybacks
Shares Outstanding(8) (in millions)
40
35
30
25
20
15
10
5
0
400
350
300
250
200
150
100
50
0
11
17
24
27(5)
35(6)(7)
2010 Pre-Terra Acquisition (1)
2010 Post-Terra Acquisition
Executed Growth (2) (as of 12/31/13)
CF Fertilisers UK (3) D'Ville Urea/UAN (4) (as of 3/31/16)
Capacity Expansion Projects (by end of 2016)

Production Capacity (nutrient tons in millions)	2.6	6.2	6.7	6.4(5)	8.1(7)

(1) Excludes 34% of Canadian Fertilizers Limited (CFL) that was owned by Viterra. CFL operations were treated as a consolidated variable interest entity in CF Industries Holdings, Inc. financial statements.
(2) Acquisition of all outstanding interests in CFL that closed on April 30, 2013 and ammonia debottleneck projects that were completed from January 2011 through December 2013.
(3) Acquisition of remaining 50% interest in CF Fertilisers UK from Yara.
(4) March 31, 2016 run rate includes expanded Urea and UAN production at Donaldsonville from available net ammonia and excludes new ammonia capacity
(5) Production capacity and nitrogen capacity per 1000 shares adjusted to account for the product tons dedicated to the CHS strategic venture.
(6) Ammonia capacity expansion projects at Donaldsonville, LA and ammonia and urea expansions at Port Neal, IA with anticipated completion of both projects by end of 2016.
(7) Assumes completion of the capacity expansion projects but gives no effect to potential share repurchases.
(8) As of March 31, 2016, the company had 233 million shares outstanding. On June 17, 2015, CF Industries common stock split 5-for-1. All share and per-share data have been adjusted to reflect the stock split.

6

CF’s Capital Allocation Priorities Remain Unchanged Maintain investment grade credit ratings Sustaining capital requirements typically $350-$450 million annually Capacity expansion projects almost complete Accretive acquisitions consistent with core business and return requirements Bias towards tax-efficient share repurchase programs Commitment to maintain or grow dividends 7 Sustain the Base Cash returns to Shareholders Focused Accretive Growth